UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2005

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SFBC INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

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Delaware	001-16119	59-2407464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11190 Biscayne Blvd., Miami, Florida 33181

(305) 895-0304

(Address and telephone number
of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On July 27, 2005, SFBC International, Inc. issued a press release announcing its earnings for the second quarter ended June 30, 2005. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Exhibit

99.1

Earnings Press Release dated July 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFBC INTERNATIONAL, INC.

By:	/s/ ARNOLD HANTMAN
Arnold Hantman Chief Executive Officer

Date: July 28, 2005

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